UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2010 (March 11, 2010)

China Real Estate Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-53842	42-176914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27th Floor, Profit Plaza No.76 West HuangPu Road Guangzhou, PRC	510000
(Address of principal executive offices)	(Zip Code)

+86-203-847-0450
(Registrant’s telephone number, including area code)
None
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01     Change in Registrant’s Certifying Accountant.

(1)

(i)

On March 11, 2010, China Real Estate Acquisition Corp. (the “Company”) dismissed Beijing Trust Certified Public Accountants, Co., Ltd. (“Trust CPA”) as its independent certifying public accountant.

(ii)

Since August 14, 2009 (inception) through December 31, 2009, and the interim period preceding the dismissal of Trust CPA, Trust CPA’s report on the financial statements contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles. Trust CPA’s report contained an explanatory paragraph describing going concern contingencies.

(iii)

The dismissal was authorized and approved by the Board of Directors of the Company.

(iv)

Since August 14, 2009 (inception) through December 31, 2009, and the interim period preceding the dismissal of Trust CPA, there were no disagreements with Trust CPA on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Trust CPA, would have caused Trust CPA to make reference to the subject of that disagreement in its reports on the Company’s financial statements.

The Company requested that Trust CPA furnish it with a letter addressed to the United States Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01.  The company has not yet received the letter and will file an amendment to this Form 8-K within two business days of receipt of the letter from Trust CPA.

(2)

On March 11, 2010, the Company engaged Friedman LLP (“Friedman”) as its new independent certifying public accountant. During the two most recent fiscal years and the interim period preceding the engagement of Friedman, the Company has not consulted with Friedman regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Friedman or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-K.

Although the Company’s principal office is in the People’s Republic of China (“China”), the Company does not intend to hire another auditor to audit any operations in China because the Company has no assets and no operations. The Company qualifies as a “shell company” as defined by SEC Rule 12b-2 under the Securities Exchange Act of 1934 and its business purpose is to pursue a business combination. Since inception the Company has completed minimal transactions solely related to the organization of the Company, obtaining initial financing and filing the Company’s Registration Statement on Form 10. We expect that our U.S. auditor will perform all required audit procedures within the United States.

Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit

Number

Description

------------

---------------

* 3.1

Certificate of Incorporation

* 3.2

Bylaws

*

FILED AS AN EXHIBIT TO THE COMPANY’S GENERAL FORM FOR REGISTRATION OF SECURITIES ON FORM 10, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 2, 2009 AND INCORPORATED HEREIN BY THIS REFERENCE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    CHINA REAL ESTATE ACQUISITION CORP.

Date: March 17, 2010

    By: /s/ Chen Yu

           Chen Yu

           President and Director

3